UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        March 8, 2006
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including zip code)

        (856) 424-6886
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Our Current Report on Form 8-K filed on March 13, 2006 (the "Original Form 8-K") is being amended to add an endnote to the transcript of the conference call filed as Exhibit 99.2 to the Original Form 8-K to correct a misstatement regarding the amount of the Company's net revenues and bookings outside the semiconductor industry in 2005. The correct amount of net revenues and bookings outside the semiconductor industry for 2005 was $5.7 million, which represented 11% of each of (i) our consolidated net revenues and (ii) our consolidated bookings.

Item 9.01.    Financial Statements and Exhibits.

(c)   Exhibits:

99.1	Press Release, dated March 8, 2006, filed with the Original Form 8-K and incorporated herein by reference.
99.2	Textual representation of conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   March 21, 2006

Exhibit Index
99.1	Press Release, dated March 8, 2006, filed with the Original Form 8-K and incorporated herein by reference.
99.2	Textual representation of conference call.